                                                                    EXHIBIT 3.23

NOTE: This form may now also be used     Corporate Form No. 101 (Jan. 1977)--
for incorporating pursuant to the        Page One
Medical Professional Corporation Act,
the Dental Professional Corporation      ARTICLES OF INCORPORATION
Act, and the Professional Corporation
Act of 1965, as well as the General      Larry A. Conrad, Secretary of State of
Corporation Act. If the corporation is   Indiana
to be formed pursuant to the authority
of one of these statutes other than      Use White Paper--Size 8 1/2 x 11--For
the General Corporation Act, so          Inserts
indicate in the preamble below by
striking the references to the three     Filing Requirements--Present 2
inappropriate statutes. Professional     originally signed and fully executed
Accounting Corporations are considered   copies to Secretary of State, Room 155,
to be formed pursuant to the authority   State House, Indianapolis 46204
of the Indiana General Corporation
Act, but subject to the provisions of    Recording Requirements--Recording of
IC 23-1-13.5, and appropriate            Articles of Incorporation in the Office
statutory reference should be made in    of the County Recorder is no longer
the preamble or Article II below.        required by the Indiana General
                                         Corporation Act.












                            ARTICLES OF INCORPORATION
                                       OF

                                BREMEN GLAS, INC.

      The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/ Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation.

                                   ARTICLE I
                                      NAME

      The name of the Corporation is Bremen Glas, Inc.

                                   ARTICLE II
                                    PURPOSES

      The purposes for which the Corporation is formed are:

            See attached Exhibit A.

                               Prescribed by Larry A. Conrad, Secretary of State (Jan. 1977)

                                  ARTICLE III
                               PERIOD OF EXISTENCE

      The period during which the Corporation shall continue is Perpetual

                                   ARTICLE IV
                       RESIDENT AGENT AND PRINCIPAL OFFICE

Section 1. Resident Agent. The name and address of the Corporation's Resident Agent for service of process is
                         Landa E. Stone, [address]
                      ----------------------------------------------------------
                       (Name)                    (Number and Street or Building)

             Bremen,                Indiana                 46506
--------------------------------------------------------------------------------
             (City)                 (State)                (Zip Code)

Section 2. Principal Office. The post office address of the principal office of the Corporation is

       1010 West Dewey Street,         Bremen       Indiana         46506
--------------------------------------------------------------------------------
  (Number and Street or Building)      (City)       (State)       (Zip Code)

                                   ARTICLE V
                                AUTHORIZED SHARES

Section 1. Number of Shares:

The total number of shares which the Corporation is to have authority to issue is 5,000.
   -----

A. The number of authorized shares which the corporation designates as having par value is none with a par value of $_______.

B. The number of authorized shares which the corporation designates as without par value is 5,000.
                           -----

Section 2. Terms of Shares (if any):

One class of voting common stock of no par value, one vote for each share.

                                   ARTICLE VI
                      REQUIREMENTS PRIOR TO DOING BUSINESS

      The Corporation will not commence business until consideration of the value of at least $1,000 (one thousand dollars) has been received for the issuance of shares.

                                  ARTICLE VII
                                   DIRECTOR(S)

Section 1. Number of Directors: The initial Board of Directors is composed of three (3) member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be three (3).

Section 2. Names and Post Office Addresses of the Director(s): The name(s) and post office address(es) of the initial Board of Director(s) of the Corporation is (are) :

     Name         Number and Street or Building      City      State    Zip Code
     ----         -----------------------------      ----      -----    --------
Landa E. Stone   [address]                         Bremen,    Indiana    46506

Allen Hand       [address]                         Nappanee,  Indiana    46550

David R. Holmes  [address]                         Bremen,    Indiana    46506

Section 3. Qualifications of Directors (if any):

      None. Directors need not be Shareholders.

                                  ARTICLE VIII
                                INCORPORATOR (S)

      The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

     Name         Number and Street or Building      City      State   Zip Code
     ----         -----------------------------      ----      -----   --------
Landa E. Stone   [address]                         Bremen,    Indiana    46506

Allen Hand       [address]                         Nappanee,  Indiana    46550

David R. Holmes  [address]                         Bremen,    Indiana    46506

                                   ARTICLE IX
                      PROVISIONS FOR REGULATION OF BUSINESS
                      AND CONDUCT OF AFFAIRS OF CORPORATION

          ("Powers" of the Corporation, its directors or shareholders)

      To be established by the Corporation By-Laws.

      IN WITNESS WHEREOF, the undersigned, being all of the incorporator(s) designated in Article VIII, execute(s) these Articles of Incorporation and certify to the truth of the facts herein stated, this 5th day of April, 1980.

/s/ Landa E. Stone                      /s/ Allen Hand
--------------------------------------  ----------------------------------------
           (Written Signature)                     (Written Signature)

           /s/ Landa E. Stone                        /s/ Allen Hand
--------------------------------------  ----------------------------------------
          (Printed Signature)                      (Printed Signature)

                                        /s/ David R. Holmes
                                        ----------------------------------------
                                                   (Written Signature)

                                                   /s/ David R. Holmes
                                        ----------------------------------------
                                                   (Printed Signature)

STATE OF INDIANA COUNTY OF     )
                               )  ss:
COUNTY OF MARSHALL             )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Landa E. Stone, Allen Hand and David R. Holmes, being all of the incorporator(s) referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 5th day of April, 1980

                                        /s/ Dean A. Coalvin
                                        ----------------------------------------
                                                   (Written Signature)

                                        /s/ Dean A. Coalvin
                                        ----------------------------------------
                                                   (Printed Signature)

My Commission Expires:                               Notary Public

      4-12-80
A RESIDENT OF MARSHALL CO.

                                    EXHIBIT A

1) To manufacture, sell at wholesale or retail, distribute, and transport fiberglass products and to generally deal with fiberglass products of all types and all other matters incident thereto.

2) To construct, own, buy, sell, lease, equip, manage, operate, supervise, and deal in real estate and equipment necessary to manufacturing, selling, and distribution of fiberglass products or similar enterprises.

3) To apply for, obtain, and use all necessary permits, applications or licenses in connection with the purposes herein set forth.

4) To transact any and all lawful business for which corporations may be incorporated under the Indiana General Corporation Act, as amended, and to have and to exercise all powers conferred by the laws of the State of Indiana under said Act.

        ARTICLES OF AMENDMENT OF THE                    SUE ANNE GILROY
[SEAL]  ARTICLES OF INCORPORATION                       SECRETARY OF STATE
        State Form 38333 (R8 / 12-96)                   CORPORATIONS DIVISION
        Approved by State Board of Accounts 1995        302 W. WASHINGTON ST, RM. E018
                                                        INDIANAPOLIS, IN 46204
                                                        TELEPHONE: (317) 232-6576

INSTRUCTIONS: USE 8 1/2" X 11" WHITE PAPER FOR INSERTS.                                              INDIANA CODE 23-1-38-1 ET ESQ.
              PRESENT ORIGINAL AND TWO COPIES TO ADDRESS IN UPPER RIGHT HAND CORNER OF THIS FORM.    FILING FEE: $30.00
              PLEASE TYPE OR PRINT.

                          ARTICLES OF AMENDMENT OF THE
                          ARTICLES OF INCORPORATION OF:

NAME OF CORPORATION                                       DATE OF INCORPORATION
 BREMEN GLAS, INC.                                         APRIL 7, 1980

THE UNDERSIGNED OFFICERS OF THE ABOVE REFERENCED CORPORATION (HEREINAFTER REFERRED TO AS THE "CORPORATION") EXISTING PURSUANT TO THE PROVISIONS OF:
(INDICATE APPROPRIATE ACT)

  [X] INDIANA BUSINESS CORPORATION LAW     [ ] INDIANA PROFESSIONAL CORPORATION
                                               ACT OF 1983

  AS AMENDED (HEREINAFTER REFERRED TO AS THE "ACT"), DESIRING TO GIVE NOTICE OF CORPORATE ACTION EFFECTUATING AMENDMENT TO CERTAIN PROVISIONS OF ITS ARTICLES OF INCORPORATION, CERTIFY THE FOLLOWING FACTS:

                             ARTICLE I AMENDMENT(S)

THE EXACT TEXT OF ARTICLE(S) 1 OF THE ARTICLES

         (NOTE: IF AMENDING THE NAME OF CORPORATION, WRITE ARTICLE "I" IN SPACE ABOVE AND WRITE "THE NAME OF THE CORPORATION IS _____________________." BELOW.)

THE NAME OF THE CORPORATION IS MAAX MIDWEST, INC.

                                   ARTICLE II

DATE OF EACH AMENDMENT'S ADOPTION:

 June 21st, 1999

                        (CONTINUED ON THE REVERSE SIDE)
                                      7

                     ARTICLE III Manner of Adoption and Vote

MARK APPLICABLE SECTION: NOTE - ONLY IN LIMITED SITUATIONS DOES INDIANA LAW PERMIT AN AMENDMENT WITHOUT SHAREHOLDER APPROVAL. BECAUSE A NAME CHANGE REQUIRES SHAREHOLDER APPROVAL, SECTION 2 MUST BE MARKED AND EITHER A OR B COMPLETED.

[ ] SECTION 1 THIS AMENDMENT WAS ADOPTED BY THE BOARD OF DIRECTORS OR
              INCORPORATORS AND SHAREHOLDER ACTION WAS NOT REQUIRED.

[X] SECTION 2 THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE IN RESPECT TO
              THE AMENDMENT ADOPTED THE PROPOSED AMENDMENT. THE AMENDMENT WAS ADOPTED BY: (SHAREHOLDER APPROVAL MAY BE BY EITHER A OR B.)

              A. VOTE OF SUCH SHAREHOLDERS DURING A MEETING CALLED BY THE BOARD OF DIRECTORS. THE RESULT OF SUCH VOTE IS AS FOLLOWS:

                  SHARES ENTITLED TO VOTE.

                  NUMBER OF SHARES REPRESENTED AT THE MEETING.

                  SHARES VOTED IN FAVOR.

                  SHARES VOTED AGAINST.

              B. UNANIMOUS WRITTEN CONSENT EXECUTED ON JUNE 21, 1999 AND SIGNED BY ALL SUCH SHAREHOLDERS ENTITLED TO VOTE.

                  ARTICLE IV COMPLIANCE WITH LEGAL REQUIREMENTS

     THE MANNER OF THE ADOPTION OF THE ARTICLES OF AMENDMENT AND THE VOTE BY WHICH THEY WERE ADOPTED CONSTITUTE FULL LEGAL COMPLIANCE WITH THE PROVISIONS OF THE ACT, THE ARTICLES OF INCORPORATION, AND THE BY-LAWS OF THE CORPORATION.

     I HEREBY VERIFY, SUBJECT TO THE PENALTIES OF PERJURY, THAT THE STATEMENTS CONTAINED HEREIN ARE TRUE, THIS 21 DAY OF JUNE 1999.

SIGNATURE OF CURRENT OFFICER OR CHAIRMAN OF THE BOARD        PRINTED NAME OF OFFICER OR CHAIRMAN OF THE BOARD

 /s/ Placide Poulin                                           Placide Poulin

SIGNATURE'S TITLE: President

                                      8